RESTATED
                                                      BY-LAWS
                                                        OF
                                          ONE PRICE CLOTHING STORES, INC.
                                             ( a Delaware corporation)

                                                       INDEX
                                                                                                          Page
ARTICLE I.     Offices   ................................................................        1
ARTICLE II.    Stockholders' Meetings  ..................................................        1
         Section 2.1      Places of  Meetings ...........................................        1
         Section 2.2      Annual Meetings     ............................................       1
         Section 2.3      Special Meetings   .............................................       2
         Section 2.4      Voting    ......................................................       2
         Section 2.5      Quorum  ........................................................       2
         Section 2.6      List of Stockholders  ..........................................       3
         Section 2.7      Action Without Meeting  ........................................       4
ARTICLE III.       Board of Directors  ...................................................       4
         Section 3.1      Powers  ........................................................       4
         Section 3.2      Numbers and Qualification.......................................       4
         Section 3.3      Compensation  ..................................................       5
         Section 3.4      Meetings and Quorum  ...........................................       5
         Section 3.5      Committees  ....................................................       6
         Section 3.6      Conference Telephone Meetings ..................................       7
         Section 3.7      Action Without Meeting    ......................................       7
ARTICLE IV.   Officers           .........................................................       7
         Section 4.1      Titles and Election  ...........................................       7
         Section 4.2      Duties  ........................................................       8
                  (a)     Chairman of the Board of Directors .............................       9
                  (b)     President ......................................................       9
                  (c)     Vice President..................................................       9
                  (d)     Secretary .......................................................     10
                  (e)     Treasurer .......................................................     10
         Section 4.3      Delegation of Authority  ........................................     11
         Section 4.4      Compensation  ...................................................     11

ARTICLE V.  Resignation, Vacancies and Removals  ..........................................     11
         Section 5.1      Resignations  ....................................................    11
         Section 5.2      Vacancies.........................................................    11
                  (a)     Directors  .......................................................    11
                  (b)     Officers..........................................................    12
         Section 5.3      Removals .........................................................    12
                  (a)     Directors ........................................................    12
                  (b)     Officers  ........................................................    12
ARTICLE VI.    Capital Stock  ..............................................................    12
         Section 6.1      Certificates of Stock  ...........................................    12
         Section 6.2      Transfer of Stock  ...............................................    13
         Section 6.3      Record Dates  ....................................................    13
         Section 6.4      Lost Certificates ................................................    14
ARTICLE VII.    Fiscal Year, Bank Deposits, Checks, Etc.....................................    14
         Section 7.1      Fiscal Year  ......................................................   14
         Section 7.2      Bank Deposits, Checks, Etc.  .....................................    14
ARTICLE VIII.   Books and Records  .........................................................    15
         Section 8.1      Place of Keeping Books  ..........................................    15
         Section 8.2      Examination of Books  ............................................    15
ARTICLE IX.   Notices     ..................................................................    15
         Section 9.1      Requirements of Notice  ..........................................    15
              Section 9.2 Waivers ..........................................................    16

ARTICLE X.   Seal         ..................................................................    16

ARTICLE XI.   Powers of Attorney  ..........................................................    16

ARTICLE XII.   Indemnification of Directors, Officers and Employees ........................    17

         Section 12.1     Action Other Than By or in the Right
                          of the Corporation  ..............................................    17
         Section 12.2     Action By or in the Right  of the
                          Corporation.......................................................    18

         Section 12.3     Determination of Right of Indemnification .........................   19
         Section 12.4     Indemnification Against Expenses of Successful Party .............    19
         Section 12.5     Advances of Expenses .............................................    20
         Section 12.6     Right of Agent to Indemnification
                          Upon Application; Procedure Upon
                          Application  .....................................................    20
         Section 12.7     Other Rights and Remedies ........................................    21
         Section 12.8     Insurance ........................................................    22
         Section 12.9     Indemnity Fund ...................................................    22
         Section 12.10    Indemnification of Other Persons..................................    22
         Section 12.11    Survival of Indemnification.......................................    23
         Section 12.12    Saving Clause ....................................................    23
         Section 12.13    Certain Definitions ..............................................    23
ARTICLE XIII.    Amendments ................................................................    25
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                                          ONE PRICE CLOTHING STORES, INC.
                                                     BY- LAWS
                                                     ARTICLE I
                                                      OFFICER
             The Corporation  shall at all times maintain a registered office in the State of Delaware and a registered  agent at that address but may have other offices located in or outside of the State of Delaware as the Board of Directors may from time to time determine.
                                                    ARTICLE II
                                              Stockholders' Meetings
         2.1 Places of Meetings.  All meetings of stockholders  shall be held at such  place or places in or  outside  of the State of  Delaware  as the Board of
Directors may from time to time  determine or as may be designated in the notice of meeting or waiver of notice thereof, subject to any provisions of the laws of the State of Delaware.
         2.2  Annual  Meetings.  The  annual  meeting  of  stockholders  for the election of directors and the transaction of such other business as may properly come  before the  meeting  shall be held on such date and at such time as may be designated from time to time by the Board of Directors  within four months after the end of each fiscal  year of the  Corporation.  If the annual  meeting is not held on the date designated, it may be held as soon thereafter as convenient and shall be called the annual meeting.  Written notice of the time and place of the annual  meeting  shall  be given by mail to each  stockholder  entitled  to vote thereat at his address as it appears on the records of the  Corporation not less than ten (10) nor more than sixty (60) days prior to the scheduled date thereof, unless such notice is waived as provided by Article IX of these By-laws.
         2.3 Special Meetings. Special meetings of stockholders may be called at any time by the Board of  Directors  or the  Chairman of the Board of  Directors
stating the specific  purpose or purposes  thereof.  Written notice of the time, place  and  specific  purposes  of such  meeting  shall be given by mail to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation not less than ten (10) nor more than sixty (60) days prior to the scheduled date thereof,  unless such notice is waived as provided by Article
IX of these By-laws.
         2.4 Voting. At all meetings of stockholders,  each stockholder entitled to vote on the record date as determined  under Article VI, Section 6.3 of these
By-laws or , if not so determined,  as prescribed under the laws of the State of
Delaware,  shall be  entitled  to one vote for each share of stock  standing  of record in his name,  subject to any restrictions or qualifications  set forth in the Certificate of Incorporation or any amendment thereto.
         2.5 Quorum. At any meeting of stockholders, a majority of the number of shares of stock  outstanding and entitled to vote thereat,  present in person or by proxy,  shall  constitute  a quorum,  but a smaller  interest may adjourn any meeting  from time to time,  and the  meeting may be held as  adjourned  without further  notice,  subject to such limitation as may be imposed under the laws of the State of Delaware.  When a quorum is present at any  meeting,  a majority of the number of shares of stock entitled to vote present  thereat shall decide any question  brought  before such  meeting  unless the question is one upon which a different  vote is  required  by express  provision  of the laws of the State of
Delaware,  the Certificate of Incorporation or these By-laws, in which case such express provision shall govern.

         2.6 List of Stockholders. At least ten (10) days before every meeting, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary or the transfer agent in charge of the stock ledger of the Corporation. Such list shall be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten
(10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.
The stock ledger shall be the only evidence as to who are the stockholders entitled to examine such list or the books of the corporation or to vote in person or by proxy at such meeting.
         2.7 Action Without Meeting. Any action required by the laws of the State of Delaware to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing , setting forth the action so taken, shall be signed by all the holders of outstanding stock entitled to vote at such meeting.

                                                    ARTICLE III
                                                Board of directors
         3.1 Powers. The business and affairs of the corporation shall be carried on by or under the direction of the Board of Directors, which shall have all the powers authorized by the laws of the State of Delaware, subject to such limitations as may be provided by the Certificate of Incorporation or these By-laws.


         3.2 Number and Qualification. The number of directors shall be not less than three (3) and not more than nine (9), the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the Board of Directors. Each director shall serve until the election and qualification of his successor or until his earlier resignation or removal as provided in the Certificate of Incorporation or these By-laws. In case of an increase in the number of directors between elections by the stockholders, the additional directorships shall be considered vacancies and shall be filled in the manner prescribed in Article V of these By-laws.
Directors need not be stockholders.
         3.3 Compensation. The Board of Directors, or a committee thereof, may from time to time by resolution, including, but not limited to, fees for attendance at all meetings of the Board of Directors or any committee thereof, and determine the amount of such fees and compensation.
         3.4 Meeting and Quorum. Meetings of the Board of Directors may be held either in or outside of the State of Delaware. A quorum shall be one-third (1/3) of the then authorized number of directors, but not less than two (2) directors.
         The Board of Directors shall, at the close of each annual meeting of stockholders and without further notice other than these By-laws, if a quorum of directors is then present or as soon thereafter as may be convenient, hold regular meeting for the election of officers and the transaction of any other business.
         The Board of Directors may from time to time provide for the holding of regular meetings with or without notice and may fix the times and places at which such meetings are to be held. Meetings other than regular meetings may be called at any time by the Chairman of the Board of Directors of the President and must be called by the Secretary or an Assistant Secretary upon the request of a majority of the Board of Directors.

         Notice of each meeting other than a regular meeting (unless required by the Board of Directors), shall be given to each director by mailing the same to each director at his residence or business address at least two (2) days before the meeting or by delivering the same to him personally or by telephone or telegraph at least one (1) day before the meeting unless, in case of exigency, the Chairman of the Board of Directors, the President or the Secretary shall prescribe a shorter notice to be given personally or by telephone, telegraph, cable or wireless to all or any one or more of the directors at their respective residences or places of business.
         Notice of any meeting shall state the time and place of such meeting, but need not state the proposes thereof unless otherwise required by the laws of the State of Delaware, the Certificate of Incorporation or the Board of Directors.
         3.5 Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board of Directors, provide for committees of two or more directors and shall elect the members thereof to serve at the pleasure of the Board of Directors and may at any time change the membership of each committee, fill vacancies in it , authorize the committee to fill vacancies in such committee, designated alternate members to replace any absent or disqualified members at any meeting of such Committee, or dissolve it. Each such committee shall have the powers and preform such duties, not inconsistent with law, as may be assigned to it by the Board of Directors. Each committee may determine its rules of procedure and the notice to be given of its meeting. A majority of the members of each committee shall constitute a quorum.
         3.6 Conference Telephone Meetings. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting by means of a conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
         3.7 Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting of all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.


                                                    ARTICLE IV
                                                     OFFICERS
         4.1 Titles and Election.  The officers of the Corporation  shall be the
President,  one or more Vice  Presidents,  the Secretary and the Treasurer.  The
officers of the Corporation  shall initially be elected as soon as convenient by the Board of Directors and thereafter, in the absence of earlier resignations or removals,  shall be  elected  at the first  meeting  of the  Board of  Directors following each annual meeting of stockholders. Each officer shall hold office at the  pleasure of the Board of Directors  except as may  otherwise be approved by the Board of Directors,  or until his earlier  resignation,  removal under these
By-laws or other  termination of his  employment.  Any person may hold more than one office if the duties can be consistently performed by the same person.
         The Board of Directors,  in its discretion,  may also at any time elect or appoint a  Chairman  of the Board of  Directors,  Assistant  Secretaries  and
Assistant  Treasures and such other officers as it may deem  advisable,  each of whom shall hold office at the  pleasure of the Board of  Directors  or until his earlier resignation,  removal or other termination of employment, and shall have such  authority and shall perform such duties as may be prescribed or determined from time to time by the Board of Directors or , in case of officers  other than the  Chairman  of the Board of  Directors  as the  President  or the then senior executive officer may prescribe or determine.
         4.2  Duties.  Subject  to  such  extension,   limitations,   and  other
provisions  as the  Board  of  Directors  may  from  time to time  prescribe  or determine, the following officers shall have the following powers and duties:


         (a)  Chairman of the Board of  Directors.  The Chairman of the board of
Directors,  if one is elected,  shall be a director  and , when  present,  shall preside at all meetings of the  stockholders  and of the Board of Directors  and shall be charged with general  supervision  of the  management and policy of the
Corporation  and shall have such other  powers and perform  such other duties as the  Board  of  Directors  may  prescribe  from  time to time.  Pursuant  to the foregoing  provision,  the Board of Directors in its  discretion may appoint the
Chairman  of  the  Board  of  Directors  as  Chief  Executive   Officer  of  the
Corporation.
         (b)  President.  The President,  if one is elected,  shall be the chief operating officer of the Corporation, shall exercise the power and authority and perform all of the duties commonly incident to his office,  shall in the absence of the  Chairman  of the  Board of  Directors  preside  at all  meetings  of the stockholders  and of the  Board of  Directors  if he is a  director,  and  shall perform  such other  duties as the Board of  Directors  may specify from time to time.  Pursuant  to the  foregoing  provision,  the  Board of  Directors  in its
discretion  may  appoint  the  President  as  Chief  Executive   Office  of  the
Corporation.  The  President or a Vice  President,  or any officer  specifically authorized by the Board of Directors,  shall sign all  certificates  for shares, bonds, debentures, promissory notes, deeds and contracts of the Corporation.
         (c) Vice President. The Vice President or Vice Presidents shall perform such  duties  as may be  assigned  to them  from  time to time by the  Board  of
Directors or by the  President if the Board of Directors  does not do so. In the absence  or  disability  of the  President,  the  Vice  Presidents  in  order of seniority may, unless otherwise  determined by the Board of Directors,  exercise the powers and perform the duties pertaining to the office of President.

         (d) Secretary. The Secretary, or in his absence an Assistant Secretary, shall  keep the  minutes of all  meetings  of  stockholders  and of the Board of
Directors and any committee thereof, give and serve all notices,  attend to such correspondence  as may be assigned to him,  keep in safe custody the seal of the
Corporation,  and affix such seal to all such instruments  properly  executed as may  reacquire,  and shall  perform all of the duties  commonly  incident to his office  and shall have such other  duties  and  powers as may be  prescribed  or determined  from time to time by the Board of Directors  or by the  President if the Board of Directors does not do so.
         (e)  Treasurer.  The  Treasurer,  subject  to the order of the Board of
Directors,  shall have the care and custody of the monies, funds, and securities of the  Corporation  (other  than his own bond,  if any,  which  shall be in the custody of the President), shall maintain the general accounting book/accounting records and forms of the  Corporation  and shall have,  under the supervision of the Board of  Directors,  all the  powers and duties  commonly  incident  to his office.  In addition to the foregoing,  the Treasurer  shall have such duties as may be prescribed  or determined  from time to time by the Board of Directors of by the President if the Board of Directors does not do so.
         4.3  Delegation  of  Authority.  The Board of Directors may at any time delegate  the powers and duties of any  officer  for the time being to any other officer, director or employee.
         4.4  Compensation.  The compensation of the officers of the corporation shall be fixed by the Board of  Directors or a committee  thereof,  and the fact
that  any  officer  is  a  director   shall  not  preclude  him  form  receiving
compensation or from voting upon the resolution providing the same.
                                                     ARTICLE V
                                       Resignations, Vacancies and Removals
         5.1  Resignations.  Any  director  or officer may resign at any time by giving written  notice  thereof to the Board of Directors,  the President or the
Secretary.  any such resignation shall take effect at the time specified therein or , if the time be not specified,  upon receipt  thereof;  and unless otherwise specified  therein,  the acceptance of any resignation shall not be necessary to make it effective.
         5.2   Vacancies.

                  (a) Directors. Any vacancy in the Board of Directors caused by reason of death, incapacity,  resignation,  removal,  increase in the authorized number of  directors  or  otherwise,  shall be filled by a majority  vote of the remaining  directors  though  less  than  a  quorum,  or by the  sole  remaining director.  Any  director  so filling  such a vacancy  shall serve until the next annual  meeting of  stockholders  and until  election and  qualification  of his successor or until his earlier resignation or removal.
                  (b)  Officers.  The Board of Directors may at any time or from time to time fill any vacancy among the officers of the Corporation.
         5.3   Removals.
                  (a)  Directors.   The  entire  Board  of  Directors,   or  any
individual member thereof,  maybe removed, with or without cause, by the holders of a  majority  of the  shares of  capital  stock  then  entitled  to vote at an election of directors.
                  (b)  Officers.  Subject  to  the  provisions  of  any  validly existing agreement, the Board of Directors may at any meeting remove from office any officer, with or without cause, and may appoint a successor.

                                                    ARTICLE VI
                                                   Capital Stock

         6.1 Certificates of Stock. Every stockholder shall be entitled to a certificate or certificates for shares of the capital stock of the Corporation in such form as may be prescribed or authorized by the Board of Directors, duly numbered and setting forth the number and kind of shares represented thereby.
Such certificates shall be signed by the Chairman of the Board of Directors, or by the President or a Vice President and by the Treasurer or an Assistant
Treasurer or by the Secretary or an Assistant Secretary. Any or all of such signatures may be in facsimile. In case any officer, transfer agent or registrant who has signed or whose facsimile signature has been placed on a certificate has ceased to be such officer, transfer agent or registrar before the certificate has been issued, such certificate may nevertheless be issued and delivered by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
         6.2 Transfer of Stock. Shares of the capital stock of the Corporation shall be transferable only upon the books of the Corporation upon the surrender of the certificate or certificates properly assigned and endorsed for transfer.
If the corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile. The
Board of Directors may appoint a transfer agent and one or more co-transfer agents and a registrar and one or more co-registrars and may make or authorize such agents to make all such rules and regulations deemed expedient concerning the issuance, transfer and registration of shares of stock.
         6.3 Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix in advance a record date which, in the case of a meeting, shall not be less than ten (10) nor more than sixty (60) days prior to the scheduled date of such meeting and which, in the case of any other action, shall be not more than sixty (60) days prior to any such action permitted by the laws of the State of Delaware. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
         6.4 Lost Certificates. In case of loss or mutilation or destruction of a stock certificate, a duplicate certificate may be issued upon such terms as may be determined or authorized by the Board of Directors or by the President if the Board of Directors does not do so.
                                                    ARTICLE VII


                                      Fiscal Year Bank Deposits, Checks, Etc.
         7.1 Fiscal Year. The fiscal year of the Corporation shall be the calendar year unless otherwise fixed by resolution of the Board of Directors.
         7.2 Bank Deposit, Checks, Etc.. The funds of the Corporation shall be deposited in the name of the Corporation or of any division thereof in such banks or trust companies in the United States or elsewhere as may be designated from time to time by the Board of Directors, or by such officer or officers as the Board of Directors may authorize to make such designations.
         All checks, drafts or other orders for the withdrawal of funds from any bank account shall be signed by such person or persons as may be designated from time to time by the Board of Directors. The signatures on checks, drafts or other orders for the withdrawal of funds may be in facsimile if authorized in the designation.
                                                    ARTICLE VII
                                                 Books and Records
         8.1 Place of Keeping Books. The books and records of the corporation may be kept outside of the State of Delaware.
         8.2 Examination of Books. Except as may otherwise be provided by the laws of the State of Delaware, the Certificate of Incorporation or these By-laws, the Board of Directors shall have the power to determine from time to time whether and to what extent and at what times and places and under what conditions any of the accounts, records and books of the Corporation are to be open to the inspection of any stockholder. No stockholder shall have any right to inspect any account or book or document of the Corporation except as prescribed by law or authorized by express resolution of the stockholders or of the Board of Directors.
                                                    ARTICLE IX

                                                      Notices
         9.1 Requirements of Notice.  Whenever notice is required to be given by statute,  the Certificate of Incorporation  or these By-laws,  it shall not mean personal notice unless so specified,  but such notice may be given in writing by deposition the same in a post office,  letter box, or mail chute postage prepaid and  addressed  to the person to whom such  notice is directed at the address of such person on the records of the  Corporation,  and such notice shall be deemed given at the time when the same shall be thus mailed.
         9.2 Waivers. Any stockholder, director or officer may, in writing or by telegram or cable, at any time waive any notice or other  formality  required by statute,  the  Certificate of  Incorporation  or these  By-laws.  Such waiver of notice,  whether  given  before or after any  meeting or action  shall be deemed equivalent to notice.  Presence of a stockholder either in person or by proxy at any meeting of  stockholders  and presence of any director at any meeting of the
Board of Directors  shall  constitute a waiver of such notice as may be required by any statute, the Certificate of Incorporation or these By-laws.
                                                     ARTICLE X
                                                       Seal
         The  corporate  seal of the  Corporation  shall be in such  form as the
Board of  Directors  shall  determine  from  time to time and may  consist  of a
facsimile   thereof  or  the  words  "Corporate  Seal"  or  "Seal"  enclosed  in parentheses.
                                                    ARTICLE XI
                                                Powers of Attorney

The Board of Directors may authorize one or more of the officers of the Corporation to execute powers of attorney delegating to named representatives or agents power to represent or act on behalf of the Corporation, with or without power of substitution.
         In the absence of any action by the Board of Directors, any officer of the Corporation may execute for and on behalf of the Corporation waivers of notice of meeting of stockholders and proxies for such meetings of any company in which the Corporation may hold voting securities.
                                             ARTICLE XII
                      Indemnification of Directors, Officers and Employees
         12.1 Action Other Than by or in the Right of the Corporation. Subject to Section 12.3 hereof, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding , whether civil, criminal, administrative, and whether external or internal to the Corporation, (other than a judicial action or suit brought by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereafter as an "Agent"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonable incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order , settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

         12.2 Action by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, except that no indemnification shall be made in respect of any claim, issued or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity of such expenses which the Court of Chancery or other such court shall deem proper.
         12.3 Determination of Right of Indemnification. Any indemnification under Section 12.1 or 12.2 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are or were not parties to such action, suite or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or
(iii) by the stockholders, that such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or , with respect to any criminal proceeding, that such person believed or had reasonable cause to believe that his conduct was unlawful.

         12.4    Indemnification    Against   Expense   of   Successful   Party.
Notwithstanding  the other provisions of this Article XII, to the extent that an
Agent has been successful on the merits or otherwise, including the dismissal or an action without  prejudice or the settlement of an action without admission of liability,  in defense of any  proceeding  or in defense of any claim,  issue or matter therein, such Agent shall be indemnified against all expenses incurred in connection therewith.
         12.5  Advances of  Expenses.  Except as limited by Section 12.6 hereof, expenses incurred in defending or investigating  any action,  suit proceeding or investigation  shall  be  paid  by the  Corporation  in  advance  of  the  final disposition of such matter, if the Agent shall undertake to repay such amount in the event that is ultimately  determined,  as provided herein , that such person is not entitled to  indemnification.  However,  no advance  shall be made by the
Corporation if a  determination  is reasonably and promptly made by the Board of
Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not  obtainable or , even if obtainable,  a quorum if  disinterested directors so directs) by independent  legal counsel in a written opinion,  that, based upon the facts known to the Board of Directors or counsel at the time such determination  is made, such person acted in bad faith and in a manner that such person did not  believe to be in or not  opposed  to the best  interests  of the
Corporation,  or , with  respect to any criminal  proceedings,  that such person believed or had  reasonable  cause to believe his  conduct was  unlawful.  In no event shall any advance be made in  instances  where the Board of  Directors  or independent legal counsel  reasonably  determines that such person  deliberately breached his duty to the Corporation or its stockholders.

         12.6 Right of Agent to Indemnification Upon Application; Procedure Upon
Application.  Any indemnification  under Section 12.2, 12.3, and 12.4 hereof, or advance  under  Section  12.5  hereof,  shall be made  promptly and in any event within 45 days,  upon the written  request of the Agent,  unless with respect to applications  under  Section  12.2,  12.3, or 12.5 hereof,  a  determination  is reasonably  and promptly  made by the Board of Directors by a majority vote of a quorum of disinterested directors that such Agent acted in a manner set forth in such  Sections as to justify the  Corporation's  not  indemnifying  or making an advance  to the  Agent.  In the event no quorum if  disinterested  directors  is obtainable,  the board of Directors shall promptly direct that independent legal counsel  shall  decide  whether  the Agent acted in the manner set forth in such
Sections as to justify the  Corporation's not indemnifying or making and advance to the  Agent.  The right to  indemnification  or  advances  as  granted by this
Article  XII  shall  be  enforceable  by the  Agent in any  court  of  competent jurisdiction  of the Board of Directors or independent  legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within 45 days. The Agent's expenses incurred in connection with successfully establishing his right to indemnification,  in whole or in part, in any such proceeding shall also be indemnified by the Corporation.
         12.7 Other Rights and  Remedies.  The  indemnification  provided by his
Article XII shall not be deemed  exclusive of any other rights to which an Agent
seeking   indemnification   may  be  entitled  under  any  agreement,   vote  of
stockholders or disinterested  directors,  court order or otherwise,  both as to action in his  official  capacity  and as to action in  another  capacity  while holding such office. It is the policy of the Corporation that indemnification of
Agents  shall be made to the  fullest  extent  permitted  by law.  All rights to indemnification  under  this  Article  XII shall be deemed to be  provided  by a contract  between the  Corporation  and the Agent who serves in such capacity at any time while  these  By-laws  and other  relevant  provisions  of the  General
Corporation  Law of the State of Delaware and other  applicable law, if any, are in effect  Any  repeal or  modification  thereof  shall not affect any rights or obligations then existing.
         12.8 Insurance.  The corporation may purchase and maintain insurance on behalf of any  person  who is or was an Agent  against  any  liability  asserted against  him and  incurred  by him in any such  capacity,  or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of his Article XII.

         12.9 Indemnity Fund. Upon resolution adopted by the Board of Directors, the corporation may establish a trust or other designated account, grant a security interest or use other means (including, without limitation, a letter of credit), to ensure the payment of certain of its obligations arising under this
Article XII and/or agreements which may be entered into between the Corporation and its officers and directors from time to time.
         12.10  indemnification of Other Persons. The provisions of this Article
XII shall not be deemed to preclude the indemnification of any person who is not an agent but whom the corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware or other vise. The Corporation may, in its sole discretion, indemnify an employee, trustee or other agent as permitted by the General Corporation Law of the State of Delaware. The Corporation shall indemnify an employee, trustee or other agent where required by law.
         12.11 Survival of indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XII shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such Agent.
         12.12 Savings Clause. If this Article XII or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicably portion of this Article XII that shall not have been invalidated, or by any other applicable law.

         12.13 Certain Definitions. For purposes of this Article XII, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent absorbed in a consolidation or merger which, if its separate existence had continued, would have had power to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article XII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued; references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article XII.
                                                   ARTICLE XIII
                                                    Amendments
These By-laws may be amended or repealed either:
         (a) at any meeting of stockholders at which a quorum is present by vote of a majority of the number of shares of stock entitled to vote present in person or by proxy at such meeting as provided in Article II, Sections 2.5 and
2.6 of these By-laws, or
         (b) at any meeting of the Board of Directors by a majority vote of the directors then in office; provided that the notice of such meeting of stockholders or directors or waiver of notice thereof contains a statement of the substance of the proposed amendment or repeal.

                                               AMENDMENT TO BY-LAWS
                                                        OF
                                          ONE PRICE CLOTHING STORES INC.
                                               ADOPTED JULY 20, 1994

         Article II, Shareholders' Meetings is hereby amended by adding the following new Section 2.8:

         2.8 Notice of  Shareholders  Proposals.  Any  shareholder  desiring  to submit a proposal to an annual or special meeting of  shareholders  shall submit
information   regarding  the  proposal,   together  with  the  proposal  to  the
corporation  at least 45 days  prior to the  shareholders  meeting at which such proposal is to be present.

                                               AMENDMENT TO BY-LAWS
                                                        OF
                                          ONE PRICE CLOTHING STORES INC.
                                              ADOPTED MARCH 14, 1996

         Article II, Shareholders' Meetings is hereby amended by replacing the following Section 2.2:

         2.2 Annual Meetings. The annual meeting of stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on such date and at such time as may be designated from time to time by the Board of Directors within six months after the end of each fiscal year of the Corporation. If the annual meeting is not held on the date designated, it may be held as soon therefore as convenient and shall be called the annual meeting. Written notice of the time and place of the annual meeting shall be given by mail to each stockholder entitled to vote thereat at his address as it appears on the records of the Corporation not less than ten (10) nor more than sixty (6) days prior to the scheduled date thereof, unless such notice is waived as provided by Article IX of these By-laws.

                                               AMENDMENT TO BY-LAWS
                                                        OF
                                          ONE PRICE CLOTHING STORES, INC.
                                              ADOPTED APRIL 29, 1998
         Article II, Shareholders' Meeting is hereby amended by replacing the following Section 2.5:

         2.5 Quorum. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders, but a smaller interest may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice, subject to such limitation as may be imposed under the laws of the State of Delaware. At any meeting in which a quorum is present, (i) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders unless a different vote is required by express provision of the laws of the State of Delaware, the Certificate of Incorporation or these By-laws, in which case such express provision shall govern, and (ii) if directors are to be elected at the meeting, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.